BLACKROCK FUNDSSM

BlackRock Advantage Small Cap Growth Fund

(the “Fund” or “Advantage Small Cap Growth”)

Supplement dated April 6, 2017 to the

Statement of Additional Information (“SAI”) of the Fund, dated January 27, 2017

Effective March 29, 2017, the following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Arrangements—Information Regarding the Portfolio Managers” is revised as follows:

The second paragraph is deleted in its entirety and replaced with the following:

Raffaele Savi, Travis Cooke, CFA, and Richard Mathieson are the portfolio managers and are jointly and primarily responsible for the day-to-day management of Advantage Small Cap Growth.

The table in the sub-section entitled “Other Funds and Accounts Managed—Advantage Small Cap Growth” is deleted in its entirety and replaced with the following:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Raffaele Savi*	4	44	22	0	0	0
	$1.09 Billion	$14.29 Billion	$21.28 Billion	$0	$0	$0
Travis Cooke, CFA	6	26	17	0	26	17
	$555.6 Million	$6.26 Billion	$7.30 Billion	$0	$6.26 Billion	$7.30 Billion
Richard Mathieson*	2	1	0	0	0	0
	$788.6 Million	$261.7 Million	$0	$0	$0	$0

*	Information provided for Messrs. Savi and Mathieson is as of February 28, 2017.

The first paragraph of the sub-section entitled “Portfolio Manager Compensation Overview” is amended to add the following:

Information for Messrs. Savi and Mathieson is as of February 28, 2017.

The information relating to Advantage Small Cap Growth in the table in the sub-section entitled “Portfolio Manager Compensation Overview—Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

Raffaele Savi*	Advantage Small Cap Growth	No Benchmarks
Travis Cooke, CFA	Advantage Small Cap Growth	No Benchmarks
Richard Mathieson*	Advantage Small Cap Growth	No Benchmarks

*	Information provided for Messrs. Savi and Mathieson is as of February 28, 2017.

The information relating to Advantage Small Cap Growth in the table in the sub-section entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

Raffaele Savi*	Advantage Small Cap Growth	None
Travis Cooke, CFA	Advantage Small Cap Growth	None
Richard Mathieson*	Advantage Small Cap Growth	None

*	Information provided for Messrs. Savi and Mathieson is as of February 28, 2017.

The last three sentences of the first paragraph of the sub-section entitled “Portfolio Manager Potential Material Conflicts of Interest” are deleted in their entirety and replaced with the following:

It should also be noted that Messrs. Savi, Cooke and Mathieson may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Savi, Cooke and Mathieson may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

*     *     *

Shareholders should retain this Supplement for future reference.

SAI-SCGE-0417SUP

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